EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR12 Combined
Mortgage Loans
Preliminary Collateral Information As of 08/01/05

TOTAL CURRENT BALANCE	$743,258,810
TOTAL ORIGINAL BALANCE	$743,743,932

NUMBER OF LOANS	1,151

			Minimum		Maximum
AVG CURRENT BALANCE	$645,750		$245,232		$1,500,000
AVG ORIGNAL BALANCE	$646,172		$359,900		$1,500,000

WAVG GROSS COUPON	5.21%		3.98%		6.63%
WAVG GROSS MARGIN	2.57%		2.05%		3.45%
WAVG MAX INT RATE	10.21%		8.98%		11.63%

WAVG CURRENT LTV	65.95%		8.00%		84.00%

WAVG FICO SCORE	743		623		816

WAVG MONTHS TO ROLL	63	months	47	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	360	months	347	months	360	months
WAVG SEASONING	0	months	0	months	13	months

TOP STATE CONC	CA(65.43%),WA(5.54%),CT(4.68%)
MAXIMUM CA ZIPCODE	1.12%

FIRST PAY DATE			August 1,2004		September 1,2005

RATE CHANGE DATE			July 1,2009		August 1,2012

MATURE DATE			July 1,2034		August 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	27	$15,034,428	2.02%
5/1 I/O CMT	744	491,523,946	66.13
5/1 I/O LIBOR	190	119,354,232	16.06
5/1 LIBOR	24	12,687,742	1.71
7/1 I/O LIBOR	145	93,477,912	12.58
7/1 LIBOR	21	11,180,550	1.50
Total	1,151	$743,258,810	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001—300,000	2	$533,232	0.07%
300,001—400,000	110	42,280,253	5.69
400,001—500,000	317	143,787,643	19.35
500,001—600,000	243	134,561,637	18.10
600,001—700,000	151	97,552,134	13.12
700,001—800,000	82	61,961,722	8.34
800,001—900,000	63	53,731,399	7.23
900,001—1,000,000	77	75,279,599	10.13
1,000,001—1,100,000	22	23,595,350	3.17
1,100,001—1,200,000	26	30,194,390	4.06
1,200,001—1,300,000	18	22,637,250	3.05
1,300,001—1,400,000	16	21,538,200	2.90
1,400,001—1,500,000	24	35,606,000	4.79
Total	1,151	$743,258,810	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	1	$430,000	0.06%
4.001—4.250	5	3,178,928	0.43
4.251—4.500	15	8,773,560	1.18
4.501—4.750	30	19,498,693	2.62
4.751—5.000	202	132,530,368	17.83
5.001—5.250	479	312,140,620	42.00
5.251—5.500	355	225,938,699	30.40
5.501—5.750	50	33,115,249	4.46
5.751—6.000	12	6,587,693	0.89
6.001 >=	2	1,065,000	0.14
Total	1,151	$743,258,810	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	377	$234,606,086	31.56%
2.251—2.500	7	5,053,350	0.68
2.501—2.750	733	482,207,034	64.88
2.751—3.000	33	20,936,340	2.82
3.251—3.500	1	456,000	0.06
Total	1,151	$743,258,810	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$430,000	0.06%
9.001—9.250	5	3,178,928	0.43
9.251—9.500	15	8,773,560	1.18
9.501—9.750	30	19,464,693	2.62
9.751—10.000	202	132,844,136	17.87
10.001—10.250	474	308,605,620	41.52
10.251—10.500	354	225,233,699	30.30
10.501—10.750	55	36,830,249	4.96
10.751—11.000	13	6,832,925	0.92
11.001 >=	2	1,065,000	0.14
Total	1,151	$743,258,810	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,151	$743,258,810	100.00%
Total	1,151	$743,258,810	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,151	$743,258,810	100.00%
Total	1,151	$743,258,810	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,151	$743,258,810	100.00%
Total	1,151	$743,258,810	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	2	$931,321	0.13%
351—360	1,149	742,327,490	99.87
Total	1,151	$743,258,810	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	747	$483,644,291	65.07%
1—6	400	257,191,334	34.60
7—12	3	2,177,953	0.29
13 >=	1	245,232	0.03
Total	1,151	$743,258,810	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
47	1	$245,232	0.03%
49	1	686,088	0.09
51	1	557,865	0.08
53	1	934,000	0.13
54	4	2,841,050	0.38
55	2	1,017,555	0.14
56	5	3,940,094	0.53
57	7	3,349,903	0.45
58	15	10,428,572	1.40
59	282	183,468,423	24.68
60	666	431,131,566	58.01
80	1	840,000	0.11
82	1	420,000	0.06
83	83	50,885,737	6.85
84	81	52,512,725	7.07
Total	1,151	$743,258,810	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	5	$3,448,000	0.46%
21—25	6	3,604,500	0.48
26—30	9	7,034,000	0.95
31—35	19	12,600,700	1.70
36—40	26	16,524,900	2.22
41—45	31	21,597,808	2.91
46—50	42	28,069,213	3.78
51—55	72	47,458,246	6.39
56—60	94	66,597,153	8.96
61—65	119	84,313,281	11.34
66—70	179	131,500,235	17.69
71—75	242	150,531,805	20.25
76—80	306	169,558,969	22.81
81—85	1	420,000	0.06
Total	1,151	$743,258,810	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	2	$838,750	0.11%
640—659	10	4,983,000	0.67
660—679	9	5,218,650	0.70
680—699	105	72,052,067	9.69
700—719	212	137,027,521	18.44
720—739	180	116,338,362	15.65
740—759	209	137,535,945	18.50
760—779	218	138,343,700	18.61
780—799	165	105,336,384	14.17
800 >=	41	25,584,431	3.44
Total	1,151	$743,258,810	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced Doc	768	$503,734,909	67.77%
Full Doc	383	239,523,901	32.23
Total	1,151	$743,258,810	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	1,079	$704,356,090	94.77%
No	72	38,902,720	5.23
Total	1,151	$743,258,810	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	1,091	$709,356,480	95.44%
Second Home	60	33,902,330	4.56
Total	1,151	$743,258,810	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	139	$79,877,468	10.75%
Co-op	5	2,066,000	0.28
Single Family	1,006	660,665,342	88.89
Townhouse	1	650,000	0.09
Total	1,151	$743,258,810	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	416	$261,742,834	35.22%
Refi—Cash Out	421	275,682,887	37.09
Refi—No Cash Out	314	205,833,089	27.69
Total	1,151	$743,258,810	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	771	$506,558,374	68.15%
1 Yr LIBOR	380	236,700,436	31.85
Total	1,151	$743,258,810	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,138	$732,959,710	98.61%
12	5	4,591,750	0.62
36	8	5,707,350	0.77
Total	1,151	$743,258,810	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	1	$584,000	0.08%
AR	1	600,000	0.08
AZ	25	15,969,708	2.15
CA	750	486,279,860	65.43
CO	9	4,762,350	0.64
CT	47	34,790,550	4.68
DC	2	999,100	0.13
DE	2	919,920	0.12
FL	32	19,184,482	2.58
GA	5	3,211,604	0.43
ID	1	420,000	0.06
IL	29	18,177,488	2.45
IN	1	667,425	0.09
KY	1	385,350	0.05
MA	27	18,077,199	2.43
MD	13	7,226,770	0.97
MI	5	3,376,075	0.45
MN	3	2,874,682	0.39
MO	2	796,200	0.11
MT	2	926,800	0.12
NC	2	1,287,943	0.17
NJ	17	11,055,460	1.49
NV	12	7,048,120	0.95
NY	45	34,707,480	4.67
OH	1	418,750	0.06
OR	10	4,786,132	0.64
PA	6	3,357,670	0.45
SC	3	1,514,169	0.20
TN	1	380,000	0.05
TX	1	486,000	0.07
UT	5	2,678,600	0.36
VA	20	12,890,213	1.73
WA	68	41,150,410	5.54
WI	1	468,300	0.06
WY	1	800,000	0.11
Total	1,151	$743,258,810	100.00%